Exhibit 99.2

July 6 th , 2026 Creating an Industry - Leading Advanced Materials Platform Aligned to Serving Attractive Secular Growth Markets 1

+ Today’s Presenters David Sewell President & Chief Executive Office r, Solstice Advanced Materials Tina Pierce Chief Financial Officer , Solstice Advanced Materials Ben Gliklich Chief Executive Officer , Element Solutions 2 +

+ Cautionary Statement Regarding Forward - Looking Statements This communication contains certain forward - looking statements within the meaning of the federal securities laws made pursuant t o the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 with respect to the proposed transaction between Solstice and Element Solutions, that involve substantial risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to histo ric al or current facts, but rather are based on current expectations, estimates, assumptions and projections regarding, among other things, the anticipated benefits an d timing of the proposed transaction, synergies, expected future financial position, total addressable market, position in specialty chemicals and adv anc ed materials verticals and the industry, business and financial results of each company and the combined company, including the combined company’s expected Adj usted EBITDA and Adjusted EBITDA margin, expected synergies, net debt and net leverage, anticipated de - leveraging, expected accretion to Adjusted EPS and expected growth, margins and free cash flow. Forward - looking statements often include words such as “anticipates,” “estimates,” “expects, ” “positioned,” “projects,” “forecasts,” “intends,” “plans,” “continues,” “could,” “believes,” “may,” “will,” “would,” “should,” “goals,” “pro forma” and wo rds and terms of similar substance in connection with discussions of the proposed transaction and the future operating or financial performance of the combined com pan y. As with any projection or forecast, forward - looking statements are inherently susceptible to uncertainty and changes in circumstances. Solstice’s, Element Solutions’ or the combined company’s actual results may vary materially from those expressed or implied in the forward - looking statements. Accordingly, und ue reliance should not be placed on any forward - looking statement made by Solstice or on its behalf. Although Solstice and Element Solutions believe that the forward - looking statements contained in this communication are based on reasonable assumptions, you should be aware that a variety of factors , m any of which are difficult to predict and outside of Solstice’s or Element Solutions’ control, could affect Solstice’s, Element Solutions’ or the combined com pany’s actual financial results or results of operations and could cause actual results to differ materially from those in such forward - looking statements, includi ng, but not limited to: the completion of the proposed transaction on the anticipated terms and timing, including obtaining stockholder, regulatory and o the r approvals, anticipated tax treatment, unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance , i ndebtedness, financial condition, future prospects, business and management strategies, expansion and growth of Solstice’s and Element Solutions’ bu sin esses and other conditions to the completion of the proposed transaction; failure to realize the anticipated benefits of the proposed transaction, or th at such benefits may take longer to realize or be more costly to achieve than expected, including as a result of delay in completing the proposed transaction, Solstice’s ability to integrate Element Solutions’ operations and product lines or due to unexpected costs, liabilities or delays; the ability of the parties to obta in or consummate financing related to the proposed transaction upon acceptable terms or at all; the dilution caused by Solstice’s issuance of additional shares of its common stock in connection with the consummation of the proposed transaction; the risk of a downgrade of the credit rating of Solstice’s indebtedness; a ma terial adverse change in the financial condition of Solstice, Element Solutions or the combined company; potential litigation relating to the proposed tra nsa ction that could be instituted against Solstice, Element Solutions or their respective directors; Solstice’s and Element Solutions’ ability to implement the ir business strategies; the risk that disruptions from the proposed transaction will harm Solstice’s or Element Solutions’ respective businesses, including current pl ans and operations; the ability of Solstice or Element Solutions to retain and hire key personnel; potential adverse reactions or changes to business relatio nsh ips resulting from the announcement or completion of the proposed transaction; uncertainty as to the long - term value of Solstice’s common stock; risks associated with third party contracts containing consent and/or other provisions triggered by the proposed transaction; legislative, regulatory, politica l a nd economic developments affecting Solstice’s, Element Solutions’ or the combined company’s respective businesses; the evolving legal, regulatory and tax regimes under which Solstice and Element Solutions operate; potential business uncertainty, including changes to existing business relationships, during t he pendency of the proposed transaction that could affect Solstice ’s and/or Element Solutions’ financial performance; restrictions during the pendency of the proposed transaction that may impact Solstice ’s or Element Solutions’ ability to pursue certain business opportunities or strategic transactions; an overall decline in the h eal th of the economy and the industries in which Solstice and Element Solutions operate, including as a result of inflation, tariffs and o the r trade barriers and restrictions, market volatility, geopolitical instability and social unrest, the possibility of an economic downturn or recession or other mac roeconomic factors; unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hos tilities, as well as Solstice’s and Element Solutions’ response to any of the aforementioned factors; failure to receive the approval of the stockholders of Sols tic e and/or Element Solutions; and the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement. Th e f oregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties that affect the busines ses of Solstice and Element Solutions described in the “Risk Factors” section of their respective Annual Reports on Form 10 - K for the year ended December 31 , 2025, Quarterly Reports on Form 10 - Q and other documents filed by either of them from time to time with the SEC. These filings identify and address othe r important risks and uncertainties that could cause actual events and results to differ materially from those implied by forward - looking statements i n this communication. Forward - looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward - looking s tatements, and Solstice and Element Solutions assume no obligation and do not intend to update or revise these forward - looking statements, whether as a resu lt of new information, future events or otherwise, except as otherwise required by securities or other applicable law. Neither Solstice nor Element Solutio ns gives any assurance that either Solstice or Element Solutions will achieve its expectations. Important Information and Where to Find It In connection with the proposed transaction, Solstice intends to file with the SEC a registration statement on Form S - 4 (the “Registration Statement”), which will include a prospectus with respect to the shares of Solstice’s common stock to be issued in the proposed transaction and a j oint proxy statement for Solstice’s and Element Solutions’ respective stockholders (the “Joint Proxy Statement/Prospectus”). The definitive Joint Prox y S tatement/Prospectus (if and when available) will be mailed to stockholders of Solstice and Element Solutions after it is declared effective. Each of Sols tic e and Element Solutions may also file with or furnish to the SEC other relevant documents regarding the proposed transaction. This communication is not a subs tit ute for the Registration Statement, the Joint Proxy Statement/Prospectus or any other document that Solstice or Element Solutions may mail to their re spe ctive stockholders in connection with the proposed transaction. INVESTORS AND SECURITY HOLDERS OF SOLSTICE AND ELEMENT SOLUTIONS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE INTO THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING SOLSTICE, ELEMENT SOLUTIONS, THE PROPOSED TRANSACTION AND RELATED MATTERS. 3 Forward - Looking Statements & Other Disclaimers Investors and security holders may obtain free copies of the Joint Proxy Statement/Prospectus and other documents filed with the SEC by Solstice or Element Solutions through the website maintained by the SEC at http://www.sec.gov or from Solstice at its website, https://www.solstice.com , or from Element Solutions at its website, https://www.elementsolutionsinc.com (information included on or accessible through the SEC website or either of Solstice’s or Element Solutions’ website is not incorporated by reference into this communication). Participants in Solicitation Solstice and Element Solutions and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Solstice and Element Solutions in connection with the proposed transaction. Information about the interests of the directors and executive officers of Solstice and Element Solutions and other persons w ho may be deemed to be participants in the solicitation of stockholders of Solstice and Element Solutions in connection with the proposed transactio n a nd a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Joint Proxy Statement/Prospectus, which wi ll be filed with the SEC. Information about Solstice’s directors and executive officers and their ownership of Solstice’s common stock is set forth in Sol stice’s proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on April 2, 2026 under the headings “ Director Compensation ,” “ Compensation Discussion and Analysis ,” “ Executive Compensation Tables ” and “ Stock Ownership Information To the extent that holdings of Solstice’s securities have changed since the amounts printed in Solstice’s proxy statement, such changes have been or will be reflected on Initial State men ts of Beneficial Ownership of Securities on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. Information about Element Solutions’ directors and executive officers and their ownership of Element Solutions’ common stock is set forth in Element Solutions’ proxy statement for its 2026 Annual Meeting of Stockholders on Schedule 14A filed with the SEC on March 23, 2026 u nde r the headings “ Director Compensation ,” “ Executive Compensation ” and “ Security Ownership .” To the extent that holdings of Element Solutions’ securities have changed since the amounts printed in Element Solutions’ proxy statement, such changes have been or will be reflected on Initial Statements of B ene ficial Ownership of Securities on Form 3 and Statements of Changes in Beneficial Ownership on Form 4 filed with the SEC. The information regarding the direct and indirect interests of those persons and other persons who may be deemed participants in the proposed transaction may be obtained by reading the Joint Proxy Statement/Prospectus regarding the proposed transaction when it becomes available. Fr ee copies of these documents may be obtained as described above. No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or th e s olicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which su ch offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities sh all be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended (the “Securities Act”), and/or of fer ed pursuant to an exemption from the registration requirements of the Securities Act, and otherwise in accordance with applicable law. Important Note about Combined and Non - GAAP Financial Information The financial information for the combined businesses of Solstice and Element Solutions is based on management's estimates, a ssu mptions and projections and has not been prepared in conformance with the applicable requirements of Regulation S - X relating to pro forma financial info rmation, and the required pro forma adjustments have not been applied and are not reflected therein. This information is provided for illustrative purposes on ly and should not be considered in isolation from, or as a substitute for, the historical financial statements of Solstice and Element Solutions. The se measures are provided for illustrative purposes and are based on an arithmetic sum of the relevant historical financial measures of Solstice and Elemen t S olutions. Combined Adjusted EBITDA is the arithmetic sum of Solstice’s Adjusted Standalone EBITDA and Element Solutions’ Pro Forma Adjusted EBITDA, inclu siv e of expected net synergies. Combined Adjusted EBITDA Margin is inclusive of expected net synergies. These measures do not reflect what the co mbi ned company's financial condition or results of operations would have been had the proposed transaction occurred on or prior to the dates indicated. Suc h illustrative information may differ materially from pro forma information included in SEC filings. Various factors could cause actual future results to di ffe r materially from those currently estimated by management, including, but not limited to, the risks described above and in each of Solstice’s and Element Solut ion s’ respective filings with the SEC. This communication also includes certain financial measures not calculated in accordance with U.S. generally accepted account ing principles ("GAAP"), such as adjusted standalone EBITDA, pro forma adjusted EBITDA, combined adjusted EBITDA, combined adjusted EBITDA margin, combined sa les, synergies, integration benefits, free cash flow, net debt and net leverage. Non - GAAP financial measures have limitations as an analytical t ool and are not meant to be considered in isolation from, or as a substitute for, the comparable GAAP measures. There are limitations to non - GAAP financial measures because they are not prepared in accordance with GAAP and may not be comparable to similarly titled measures of other companies due to potenti al differences in methods of calculation and items being excluded. Solstice and Element Solutions caution you not to place undue reliance on these non - GAAP f inancial measures. For a definition of Solstice’s adjusted standalone EBITDA and Element Solutions’ adjusted EBITDA and a reconciliation of adju ste d standalone EBITDA and adjusted EBITDA to the most comparable GAAP financial measure for 2025, please see Solstice’s Current Report on Form 8 - K furnish ed with the SEC on February 11, 2026 and Element Solutions’ Current Report on Form 8 - K furnished with the SEC on February 17, 2026 and Element Solu tions’ 2026 Investor Day presentation at its website at https://www.elementsolutions.com (information included on or accessible through Element Solutions’ website is not incorporated by reference into this communication). Element Solutions’ pro forma Adjusted EBITDA for fiscal year 2025 is from El ement Solutions’ 2026 Investor Day presentation and is Element Solutions’ Adjusted EBITDA inclusive of a pro forma adjustment of $61 million from t he impact of the acquisitions of Micromax and EFC Gases. Combined Adjusted EBITDA and Combined Adjusted EBITDA margin includes expected synergies

Creating An Industry-Leading Advanced Materials Platform


AI



1 Global Advanced Materials Leader

Transaction that results in combined FY'25 net sales of approximately $6.8B, Adj. EBITDA of $1.7B[1], Adj. EBITDA margin of 26%[1], 8,300+ patents, and industry leadership positions across attractive end-markets

2 Robust Electronic Materials Platform to Serve Customers

Complementary and comprehensive offerings in semiconductor fabrication, packaging, assembly, and thermal management create enhanced value proposition and co-innovation opportunities with customers

3 Capturing Generational Secular Tailwinds, Aligned to Solstice's Strategy

AI / data centers intensify the need for advanced packaging and thermal solutions; the combined Solstice portfolio is well positioned to solve these bottlenecks across the value chain (electronics, data center cooling, nuclear)

4 Highly-Synergistic Combination

Expected ability to unlock potential substantive growth & profitability through streamlined operations, combined efficiencies, and enhanced co-innovation pipeline; estimated $180M+[1] in identified synergies by Year 3 with significant incremental revenue synergy potential

5 Combination Aimed to Meaningfully Accelerate Solstice's Financial Growth Trajectory

Anticipated medium-term sales CAGR of MSD-HSD%, Adj. EBITDA[1] CAGR of HSD-LDD%, and enhanced cash conversion, while also being accretive to adjusted EPS[1] in year one

Note: For illustrative purposes, see slide 3 for more information; [1] Adj. EBITDA margin and Adj. EBITDA includes $180M in expected run-rate synergies. Non-GAAP measures; synergies refer to EBITDA improvement

Solstice + element solutions | 4

+ 5 Transaction Overview Timing Governance Capital Structure Financial Impact • Solstice to acquire Element Solutions (NYSE: ESI) in a cash and stock transaction valued at approximately $14.5 billion • Element shareholders to receive $10.00 in cash and 0.500 shares of Solstice common stock for each Element share • Implied consideration of $50.10 per Element share and a premium of approximately 15% over Element’s closing share price on July 2, 2026 Transaction Structure • Subject to approval by Solstice and Element Solutions shareholders • Transaction expected to close in the first half of 2027 • Subject to regulatory approvals and customary closing conditions • Accelerating medium - term sales and Adj. EBITDA 1 growth rates, as well as enhanced cash conversion profile • $180M+ in net synergies expected by year three • Further potential upside from revenue synergies, highlighting the strength of integrated portfolio • Combined company expected to maintain a strong balance sheet and liquidity position with committed financing • Expect net leverage 1 of approximately 3.5x at close with the anticipation to de - lever to under 3x Adj. EBITDA 1 within 18 months of close • David Sewell to serve as Chief Executive Officer of the combined company • Combined Board expected to have 11 directors, including Element Solutions CEO Ben Gliklich and two other designees from the Element board, subject to standard governance procedures Note: 1 Non - GAAP measure.; see slide 3 for more information

Element Solutions at a Glance

Key Metrics
(2025)

~$2.9B 2025 Net Sales	**$609M** 2025 Adj. EBITDA[1]	**5,200+** Employees	**2,600+** Patents owned / pending / licenses
~21% Adj. EBITDA Margin[1]	**$256M** Free Cash Flow[2]	**17,600+** Customers	**50+** Countries

Key Business Drivers	Exposure to Secular Tailwinds
Specification-Driven, Mission-Critical Capabilities	Scaling AI Infrastructure
Customer-Intimate Applications Development and Technical Service	Packaging Capacity Investment
Recurring, Consumable Revenue Model	Ongoing Electrification
Capital-Light, High Return Model	Digitized Industrial Operations

Electronics: *73% of Revenue*

Assembly Solutions


ECTROLUBE



Circuitry Solutions





Semiconductor Solutions





Micromax





Specialties: *27% of Revenue*

Industrial Solutions







Energy Solutions



EFC Gases & Advanced Materials





Source: Element Solutions 2026 Investor Day presentation; Adj. EBITDA and Adj. EBITDA margin include, pro forma adjustment of $61m from the impact of the for acquisitions of Micromax and EFC Gases. [1] Non-GAAP measure; see slide 3 for more information.
[2] FCF number per 2025 FY 2025 earnings release, and does not include pro forma adjustment for acquisitions.

Solstice + element solutions | 6

Combined Company Aligned to Attractive End-Markets

Combined[1] (2025)

$6.8B *Net Sales*

$1.7B *Adj. EBITDA[1]*

26% *Adj. EBITDA Margin[1]*

8,300+ *Patents owned / pending / licenses*

Combined Solstice By End-Market



ESM (Ex-Electronics) 11%
RAS 43%
Specialties 12%
Electronics 34%

Combined Solstice By Geography[2]



EMEA 14%
U.S. 43%
ROW 43%

Unique Combined Portfolio Solutions Poised to Meet Generational Demand

Advanced Packaging



Copper Interconnects



Thermal Chip Management



Data Center Cooling



Uranium Conversion



Nuclear Services



Source: For illustrative purposes, see slide 3 for more information. Element Solutions Adj. EBITDA and Adj. EBITDA margin includes pro-forma adjustment of $61m from the impact of the acquisitions of Micromax and EFC Gases. [1] Non-GAAP measure, inclusive of $180M of expected run-rate synergies. [2] Element Solutions' information is not pro forma adjusted for acquisitions of Micromax and EFC Gases.

Solstice + element solutions | 7

+ Acquisition Aligned with Strategic Pillars 8 Growth of Advanced Computing Environmental & Energy Evolution Improving Health Outcomes Personal Safety & Defense • Denser, higher power chips require new materials and next generation thermal management technologies • Regulatory and policy goals require greater energy efficiency and lower carbon intensity • Next - gen medical applications require improved materials across the development value chain • Protective equipment demand driven by increased law enforcement and global military spending Significant Innovation Potential Strong Growth Prospects Solstice Right - to - Win Established Customer Partnerships Semiconductor Materials Thermal Management Cooling & Heating Sustainable Construction Nuclear Energy Medical Packaging Medical Devices & Fibers Lab Sciences Fibers Composites

+ Advanced Computing Driving Demand for Integrated Solutions Thermal Management Advanced Packaging Connect Industry Trend AI driven leading edge semiconductor growth outpacing overall industry Impact Need for high performance & reliability Industry Trend High density multi - chip Advance Packaging Heterogeneous Integration (2.5D/3D) Impact Need for smarter materials Industry Trend High power density chips for faster compute Increased thermal load with each iteration Impact Need for system level cooling Acquisition of Element positions Solstice to provide proprietary solutions across the value chain Source: Yole Group Source: Prismark Source: Semi; * 21 - ’29 CAGR 1.07 1.25 1.39 1.52 1.75 * 2026 2027 2028 2029 2030 Leading Edge Nodes (< 7nm) 300mm wafer starts/month in millions 15.6% CAGR 15.5 17.4 20.4 24.4 28.5 2026 2027 2028 2029 2030 High - End Packaging Revenue ($Bn) 0 10 20 30 40 50 60 70 80 90 0 500 1000 1500 2000 2500 3000 3500 Ampere 2000 Hopper 2022 Blackwell 2024 Rubin 2026 Feynman 2028 Feynman Next 2030 Heat Density (W/cm2) GPU Chiplet TDP Max (W) GPU Chiplet TDP Max (W) Heat Density (W/cm2) Air Cooling Liquid Cooling Heat Density W/cm 2 GPU Chiplet TDP Max +16% CAGR 9

Combined Company to Capture End-to-End Value Chain


Advanced Nodes Chip Fabrication
Advanced Packaging
Advanced PCB & Assembly
DD Growth
DD Growth
LSD – MSD Growth
Complementary Offerings
Deposition
Planarization
Etching
Cleaning
Doping
Patterning
Blank wafer
Flip Chip Attach
Chip Protection
Wafer Bumping
RDL, TSV Micro-Pillar
Die Attach
Inner-Layer Bonding / Lamination
Via Formation
Electroless plating
Pattern Imaging
Electroplating Cu
Cu Etching
Inner Layer Circuit Formation
Surface Mount Technology
Thermal Materials
Solstice Exposure
Element Exposure

Solstice + element solutions | 10

Combined Portfolio Provides End-to-End Solutions

		Solstice	element solutions	Combined
Advanced Nodes Chip Fabrication *DD Growth*	Atmospheric & Specialty Gases	Synergy Opportunity	✓	✓
	Photoresist & Ancillary Chemicals	✓		✓
	CMP Slurries, Pads & Conditioners			
	Wet Processing Chemicals	✓		✓
	Deposition Technologies[1]	✓ Synergy Opportunity	✓	✓
Advanced Packaging *DD Growth*	Deposition Technologies	Synergy Opportunity	✓	✓
	Die-Attach Adhesives		✓	✓
	Encapsulants		✓	✓
	Substrates			
PCB/ Assembly Building *LSD - MSD Growth*	Thermal Management	✓ Synergy Opportunity	✓	✓
	Resist-Chemicals		✓	✓
	Etchants		✓	✓
	Plating Chemicals & Thick Film Pastes		✓	✓

[1]Represents Solstice's physical vapor deposition materials capabilities and Element Solutions' electrochemical deposition capabilities

Solstice + element solutions | 11

+ 12 Copper Expertise to Improve Connection & Signal Strength x Higher yield and reliability: Co - optimized materials reduce defects and lowers variability. x Compatibility assurance: Seed and fill are qualified together, with tighter purity. x Lower customer burden: One single - source set cuts match - testing and cross - vendor analysis. x Innovation upside: Positioned to lead seed - free interconnects, hybrid barriers, advanced packaging. Semiconductor Copper/ Metal Dielectric Transistors Ta Barrier Layer CuMn Seed Layer Cu electroplating Element Solutions Solstice Solstice Dielectric Lithography Chemical Mechanical Planarization D ielectric Capping Si

+ Combined            13 Complementary Thermal Management Solutions End - to - End Offerings to Better Solve Our Customers’ Complex Challenges 1 2 3 4 5 6 Heat Sink 1 Thermal Interface Material (TIM2) 2 Heat Spreader 3 Thermal Interface Material (TIM1) 4 Die (Cu) 1 5 Packaging Substrate 6 1 Represents Solstice’s physical vapor deposition materials capabilities and Element Solutions’ electrochemical deposition capa bil ities

+ Thermal Management Leader from the Die to Data Center 14 Combined Portfolio Expected to Meet the Growing Demand for High Performing Thermal Solutions … through the Data Center… Thermal Management from the Chip Level… Server Rack Density (kW/Rack) Chip Power (W) Air Cooling LGWP refrigerants for use in chillers, heat pumps, and computer room ACs to provide air cooling to IT hardware Solstice heat spreaders help conduct heat to top of chip package Heat Spreaders Thermal Interface Materials Board and assembly TIMs and Semiconductor - level solder TIMs within Element Solutions’ portfolio Immersion Discovery program to develop proprietary immersion cooling fluid Actively developing a 2 - phase direct - to - chip fluid using a blend of existing molecules Direct to Chip …and powered by Nuclear

Enabling Next Generation Electronics Innovation

Example	Product Description

Kuprion

ActiveCopper™

- Nano-copper material technology
- Improved advanced packaging yield and throughput
- Delivers unmatched thermal and power performance



Power Trenches Cu Coin Paste Glass Substrates



Targets for Advanced Packaging

- New metal alloys for advanced packaging applications
- Novel deposition solutions for higher performance and reliability
- Improve advanced packaging fab wafer yield and throughput


Memory
Logic
Bridge



TIMs for Co-Packaged Optics (CPO)

- TIMs with high thermal performance needed to protect temperature-sensitive optical engines
- Melts to form thin bond-line and eliminate air pockets
- Conforms to roughness of mating surface



At the Forefront of Industry Innovation

Solstice + element solutions | 15

+ Innovation Technical Service Product Complementary Go - to - Market Capabilities 16 Complementary portfolios expected to create a stronger, more differentiated partner, bringing together end - to - end solutions that help customers build a future - ready value chain Synthetic & Fine Chemical Expertise • Turn conceptual designs into functional new material platforms Formulation Expertise • Broad formulation capabilities across multiple end markets; 2,600+ patents Deep Connectivity • Longstanding, spec’d in relationships with leading electronics customers; ability to address needs Customer - Led Innovation • Co - development of solutions and applications to enable customer innovation roadmaps Application Expertise • In - depth engineering knowledge across breadth of products and end - markets On - Site Technical Service Teams • Support new technology installations and ongoing production; +40% of FTEs in technical roles

+ Other Cost Opportunities $35M Significant Potential Value Creation from Synergies $180M+ Operational S avings $100M Footprint Optimization $20M Supply Chain Improvements $25M Note: 1 Refers to EBITDA uplift $180M+ in Expected Annualized Net Synergies 1 By Year 3 Strong Customer Collaboration • Enhanced end - to - end partnership with electronics industry leaders allows for greater co - innovation and pipeline development as industry demands increase Tech - Service Opportunities • Combining application expertise with leading technical service teams to provide enhanced value proposition to customers Cross - Selling Opportunities • Leveraging existing customer relationships and revenue channels to identify areas of cross - selling and value - added services Plus Significant Potential Revenue Synergy Upside 17

Strong Combined Financial Profile

FY'25 Adj. EBITDA ($M)[1]



$957[2]
$609
$180+
$1,746
Solstice
Element Solutions
Synergies
Combined

	Solstice	Element Solutions	Synergies	Combined
Revenue:	$3.9Bn	$2.9Bn		$6.8Bn
% Margin[1]:	25%	21%		26%

Solstice Prior Guidance *(Medium Term)*		Combined Financial Profile
Revenue CAGR LSD – MSD%	➡	MSD-HSD%
Adj. EBITDA CAGR MSD%	➡	HSD – LDD%
Cash Conversion* >70%	➡	~75%

Anticipated Year One Adjusted EPS Accretion

Expected to create a stronger, faster-growing and more cash generative company

Note: For illustrative purposes; [1] Solstice and Element Solutions Adj. EBITDA and Adj. EBITDA margin are non-GAAP measures, Element Solutions Adj. EBITDA includes a pro-forma adjustment of $61m from the impact of the acquisitions of Micromax and EFC Gases. [2] Refers to Solstice Adjusted standalone EBITDA; Synergies reflect expected run-rate synergies; See Slide 3 for more information about combined company and non-GAAP financial information. *Cash conversion defined as (Adj. EBITDA – Capex) / Adj. EBITDA

Solstice + element solutions | 18

+ Commitment to Capital Discipline 19 ■ Funding the $ 14.5 B cash - and - stock acquisition through a mix of Solstice equity issued to Element Solutions shareholders, new debt, and cash on hand. Fully committed bridge financing from Goldman Sachs ■ Expect net leverage 1 of approximately 3.5x at close with the anticipation to de - lever to below 3x Adjusted EBITDA 1 within 18 months of close ■ Committed to maintaining current credit rating with a target net leverage ratio of 2.0 – 3.0x Adjusted EBITDA 1 ■ Reiterate our commitment to maintain and grow our quarterly dividend over time Capital Structure and Allocation Note: 1 Non - GAAP measure.; see slide 3 for more information

+ Delivering Sustainable Value by Driving Customer Success 20 Comprehensive, integrated electronics platform End - to - end offerings for the manufacturing of semiconductors Attractive combined company financial profile Expected enhanced growth, margins, and cash flow conversion Industry - leading solutions for a global customer base Enhanced ability to drive products & services through established channels At the crossroads of generational tailwinds Poised to benefit from robust growth in electronics, data centers & nuclear Highly synergistic combination Anticipated net synergies of $180M+ with additional upside opportunities Accelerating Value Creation for All Shareholders